Exhibit 99.1

Titan Pharmaceuticals Announces Filing of Registration Statement for Proposed Business Combination with TalenTec Sdn. Bhd.

NEW YORK, June 3, 2025 -- Titan Pharmaceuticals, Inc. (NASDAQ: TTNP) (“Titan” or the “Company”) announced today the filing by Black Titan Corporation with the U.S. Securities and Exchange Commission (“SEC”) of a registration statement on Form F-4 in connection with the proposed combination of Titan and TalenTec Sdn. Bhd. (f/k/a KE Sdn. Bhd.) (“TalenTec”), which includes Titan’s preliminary proxy statement (the “Form F-4”)

As previously announced on August 19, 2024, Titan and TalenTec have entered into a Merger and Contribution and Share Exchange Agreement (the “Merger Agreement”) regarding a business combination, pursuant to which Titan will be combined with TalenTec in a “reverse merger” transaction (the “Business Combination”).

The Form F-4 was filed by Black Titan Corporation, the holding company under which the businesses will combine, and is available through the SEC’s website at www.sec.gov under the name “Black Titan Corporation.” The registration statement has not been declared effective by the SEC and the information in the preliminary proxy statement/prospectus is not complete and may be changed.

The Business Combination is subject to approval by Titan stockholders and the satisfaction of other customary closing conditions and is expected to close in the third quarter of 2025 although there can be no assurance thereof.

Important Information About the Business Combination and Where to Find It

This communication is being made in respect of the proposed Business Combination transaction between Titan and TalenTec. The proposed transaction will be submitted to the stockholders of Titan for their consideration and approval. In connection with the proposed transaction, Black Titan Corporation has filed with the SEC a registration statement on Form F-4 that includes a preliminary proxy statement/prospectus (a “Proxy Statement/Prospectus”). After the registration statement has been declared effective by the SEC, a definitive Proxy Statement/Prospectus will be mailed to Titan’s stockholders as of a record date to be established by Titan’s board of directors for voting on the Business Combination. Titan may also file other relevant documents regarding the Business Combination with the SEC. Titan’s stockholders and other interested persons are advised to read, once available, the preliminary Proxy Statement/Prospectus and any amendments thereto and, once available, the definitive Proxy Statement/Prospectus, in connection with Titan’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about Titan, TalenTec and the Business Combination. Stockholders of Titan may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Titan’s Chief Executive Officer at 10 East 53rd St., Suite 3001, New York, NY 10022.

Participants in the Solicitation

Titan, TalenTec and their respective directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies of Titan’s stockholders in connection with the potential transactions described herein under the rules of the SEC. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Titan’s and TalenTec’s officers and directors in the registration statement on Form F-4 to be filed with the SEC and will also be contained in the Proxy Statement/Prospectus relating to the proposed transactions when it is filed with the SEC. These documents may be obtained free of charge from the sources indicated above.

Forward-Looking Statements

The disclosure herein may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements involve risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from management’s current expectations include, without limitation, Titan’s expectations with respect to future performance, ability to consummate the Business Combination and ability to recognize the anticipated benefits of the Business Combination; costs related to the proposed Business Combination; the satisfaction of the closing conditions to the Business Combination; the timing of the closing, if any, of the Business Combination; global economic conditions; geopolitical events and regulatory changes; and other risks and uncertainties indicated from time to time in filings with the SEC. Additional information concerning these and other risk factors is contained in Titan’s most recent filings with the SEC and will be contained in the Form F-4 and other filings to be filed as result of the transactions described above. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

No Offer or Solicitation

This press release shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Business Combination, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This press release does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.

Media & Investor Contacts:

Chay Weei Jye

Chief Executive Officer
(786) 769-7512